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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                  --------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported) :

                                October 10, 2000
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                            Lucent Technologies Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            1-11639                                      22-3408857
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    (Commission File Number)                  (IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey                       07974
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(Address of principal executive offices)                         (Zip Code)

                                 (908) 582-8500
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                         (Registrant's Telephone Number)


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Item 5.  Other Events.

         On October 10, 2000, the registrant issued the press release attached hereto as Exhibit 99 commenting on expectations for fourth fiscal quarter 2000 earnings.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The following Exhibit is filed with this report:

                  99            Press release dated October 10, 2000.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            LUCENT TECHNOLOGIES INC.



Date:  October 12, 2000                     By:   /s/ James S. Lusk
                                                  -----------------------------
                                            Name:  James S. Lusk
                                            Title: Senior Vice President
                                                   and Controller